SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 4, 2001
                         ------------------------------
                        (Date of Earliest Event Reported)




                      PHAGE THERAPEUTICS INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                            ------------------------
                            (State of Incorporation)

                                                          91-1930691
    ---------------------                             -------------------
    (Commission File No.)                   (I.R.S. Employer Identification No.)




           19017 120th Avenue NE, Suite 102, Bothell, Washington 98011
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 481-6255
                         ------------------------------
              (Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

On June 4, 2001 the  Registrant  issued  the press  release  attached  hereto as
Exhibit 1 which is incorporated herein by reference. The press release relates to an announcement by the Registrant of the adjournment of the Annual General Meeting to Monday, September 10, 2001 at 11 a.m. (the "AGM").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

               1. Press Release dated June 4, 2001.




SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2001

                         PHAGE THERAPEUTICS INTERNATIONAL
                         INC.
                         (Registrant)

                         By: /s/ Darren Pylot
                         -------------------------------------
                         Darren Pylot, Chief Financial Officer & Director

                                    Exhibit 1
                                    ---------
                                                                    June 4, 2001

                                                              OTCBB SYMBOL: PTXX




                                  NEWS RELEASE

                  ANNUAL GENERAL MEETING ON SEPTEMBER 10, 2001


BOTHELL, WASHINGTON - Phage Therapeutics International Inc. (OTCBB:PTXX) (the "Company") wishes to announce that it has adjourned its annual general meeting to September 10, 2001 at 11 a.m. (the "AGM"). The AGM will be held at the Company's headquarters at 19017 120th Avenue NE, Suite 102, Bothell, Washington. The shareholders of record will be re- set and announced closer to the AGM date.

Phage Therapeutics International Inc. is a Florida corporation, doing business in Washington State, formed to develop, manufacture and achieve regulatory approval of bacteriophage pharmaceutical products for the treatment of antibiotic-resistant and other bacterial infections.

Currently, the Company has 13,188,301 shares issued and outstanding.

For Investor Relations information, please contact:

Chris Tomanik 1-888-224-4144

PHAGE THERAPEUTICS INTERNATIONAL INC.

"Darren Pylot"

Darren Pylot,
Chief Financial Officer & Director



THE SEC AND NASD HAVE NOT REVIEWED AND DOES NOT ACCEPT RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

Forward-looking statements and comments in this press release are made pursuant to safe harbor provisions of the Securities Exchange Act of 1934. Certain statements which describe the Company's intentions, expectations or predictions, are forward-looking and are subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the impact of rapid technological and market change; general industry and market conditions and growth rates; international growth and global economic conditions, particularly in emerging markets and including interest rates and currency exchange rate fluctuations; and the impact of consolidations in the technology industry. These risks may further be discussed in periodic reports and registration statements to be filed by the Company from time to time with the Securities and Exchange Commission in the future.